                                                           EXHIBIT NO. 99.13(b)

                                   MFS FUNDS
 AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                           Effective January 1, 1997,
                        Amended and Restated effective:

                                 April 26, 2005

     EXHIBIT A: FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN, AS OF:

                July 26, 2005 (Addition of MFS Series Trust XII)

                                                                                                      EXHIBIT A

                               FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN
                                              AS OF: JULY 26, 2005

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                                                  CLASSES OF SHARES COVERED       DATE RULE 12b-1 PLAN ADOPTED
                      FUND                            BY RULE 12b-1 PLAN
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MFS SERIES TRUST I
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MFS Cash Reserve Fund                                A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                     529C, R1, R2, R3, R4         2002 (529 Share Classes),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2, R3, R4)
----------------------------------------------------------------------------------------------------------------
MFS Core Equity Fund                              A, B, C, R, R1, R2, R3, R4      January 1, 1997, October 16,
                                                                                  2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Core Growth Fund                              A, B, C, R, R1, R2, R3, R4      January 1, 1997, October 16,
                                                                                  2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund                                   A, B, C                January 1, 1997,
                                                                                  April 12, 2000 (C shares)
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MFS New Discovery Fund                               A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Research International Fund                      A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund                         A, B, C, J**, 529A, 529B,       January 1, 1997;
                                                   529C, R, R1, R2, R3, R4        December 8, 1999 (J shares);
                                                                                  April 17, 2002 (529 Share
                                                                                  Classes), October 16, 2002
                                                                                  (Class R), August 15, 2003
                                                                                  (Class R3), January 25, 2005
                                                                                  (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Technology Fund                                A, B, C, R1, R2, R3, R4        January 1, 1997, October 16,
                                                                                  2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Value Fund                                       A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST II
----------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund                             A, B, C, 529A, 529B,         January 1, 1997;
                                                   529C, R, R1, R2, R3, R4        April 17, 2002 (529 Share
                                                                                  Classes), October 16, 2002
                                                                                  (Class R), August 15, 2003
                                                                                  (Class R3), January 25, 2005
                                                                                  (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund                                    A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST III
----------------------------------------------------------------------------------------------------------------
MFS High Income Fund                                 A, B, C, 529A, 529B.         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS High Yield Opportunities Fund                          A, B, C                July 1, 1998
----------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund                               B, C                 September 16, 1998
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST IV
----------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund                              A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund                                       B                   January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST V
----------------------------------------------------------------------------------------------------------------
MFS International New Discovery Fund                 A, B, C, 529A, 529B,         October 8, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Research Fund                                    A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Total Return Fund                                A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VI
----------------------------------------------------------------------------------------------------------------
MFS Global Equity Fund                              A, B, C, J, R, R1, R2,        January 1, 1997;
                                                            R3, R4                April 14, 1999 (J shares),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Global Total Return Fund                      A, B, C, R, R1, R2, R3, R4      January 1, 1997, October 16,
                                                                                  2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Utilities Fund                                A, B, C, R, R1, R2, R3, R4      January 1, 1997, October 16,
                                                                                  2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VII
----------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Fund                       A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VIII
----------------------------------------------------------------------------------------------------------------
MFS Global Growth Fund                            A, B, C, R, R1, R2, R3, R4      January 1, 1997, October 16,
                                                                                  2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund                                  A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST IX
----------------------------------------------------------------------------------------------------------------
MFS Bond Fund                                        A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 17, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Inflation-Adjusted Bond Fund                     A, B, C, 529A, 529B,         July 16, 2003, July 20, 2004
                                                   529C, R, R1, R2, R3, R4        (Classes R and R3), January
                                                                                  25, 2005 (Classes R1, R2 and
                                                                                  R4)
----------------------------------------------------------------------------------------------------------------
MFS Intermediate Investment Grade Bond Fund       A, B, C, R, R1, R2, R3, R4      January 4, 1999, October 16,
                                                                                  2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Limited Maturity Fund                            A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes) ,
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund                        A, B, C                January 1, 1997

----------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund                               A, B, C, 529A, 529B,         January 4, 1999; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes) ,
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund J                                   A, B, C                September 18, 2002
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST X
----------------------------------------------------------------------------------------------------------------
MFS Aggressive Growth Allocation Fund                A, B, C, 529A, 529B,         April 17, 2002, October 16,
                                                   529C, R, R1, R2, R3, R4        2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Bond Diversification Fund                      A, B, C, I, 529A, 529B,        April 26, 2005
                                                   529C, R, R1, R2, R3, R4
----------------------------------------------------------------------------------------------------------------
MFS Conservative Allocation Fund                     A, B, C, 529A, 529B,         April 17, 2002, October 16,
                                                   529C, R, R1, R2, R3, R4        2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Debt Fund                             A, B, C                March 17, 1998
----------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Equity Fund                           A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Floating Rate High Income Fund                           A, C                 September, 20, 2004

----------------------------------------------------------------------------------------------------------------
MFS Growth Allocation Fund                           A, B, C, 529A, 529B,         April 17, 2002, October 16,
                                                   529C, R, R1, R2, R3, R4        2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS International Diversification Fund               A, B, C, 529A, 529B,         July 20, 2004, January 25,
                                                   529C, R, R1, R2, R3, R4        2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS International Growth Fund                              A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS International Value Fund                               A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Moderate Allocation Fund                         A, B, C, 529A, 529B,         April 17, 2002, October 16,
                                                   529C, R, R1, R2, R3, R4        2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS New Endeavor Fund                             A, B, C, R, R1, R2, R3, R4      September 20, 2000, October
                                                                                  16, 2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund                             A, B, C, 529A, 529B,         March 17, 1998; April 17, 2002
                                                   529C, R, R1, R2, R3, R4        (529 Share Classes) , October
                                                                                  16, 2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST XI
----------------------------------------------------------------------------------------------------------------
MFS Mid Cap Value Fund                               A, B, C, 529A, 529B,         July 19, 2001; April 17, 2002
                                                   529C, R, R1, R2, R3, R4        (529 Share Classes) , October
                                                                                  16, 2002 (Class R), August 15,
                                                                                  2003 (Class R3), January 25,
                                                                                  2005 (Classes R1, R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund                             A, B, C                July 30, 1997
----------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST XII
----------------------------------------------------------------------------------------------------------------
MFS Lifetime Retirement Income Fund                A, B, C, I, R1, R2, R3,        July 27, 2005
                                                            R4, R5
----------------------------------------------------------------------------------------------------------------
MFS Lifetime 2010 Fund                             A, B, C, I, R1, R2, R3,        July 27, 2005
                                                            R4, R5
----------------------------------------------------------------------------------------------------------------
MFS Lifetime 2020 Fund                             A, B, C, I, R1, R2, R3,        July 27, 2005
                                                            R4, R5
----------------------------------------------------------------------------------------------------------------
MFS Lifetime 2030 Fund                             A, B, C, I, R1, R2, R3,        July 27, 2005
                                                            R4, R5
----------------------------------------------------------------------------------------------------------------
MFS Lifetime 2040 Fund                             A, B, C, I, R1, R2, R3,        July 27, 2005
                                                            R4, R5
----------------------------------------------------------------------------------------------------------------
STAND ALONE FUNDS
----------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund          A, B, C, J, 529A, 529B,        January 1, 1997; September 20,
                                                   529C, R, R1, R2, R3, R4        2000 (J shares), April 17,
                                                                                  2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust                        A, B, C, 529A, 529B,         January 1, 1997; April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund                       A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund                       A, B, C, 529A, 529B,         January 1, 1997, April 17,
                                                   529C, R, R1, R2, R3, R4        2002 (529 Share Classes),
                                                                                  October 16, 2002 (Class R),
                                                                                  August 15, 2003 (Class R3),
                                                                                  January 25, 2005 (Classes R1,
                                                                                  R2 and R4)
----------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS MUNICIPAL SERIES TRUST
----------------------------------------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                              A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Arkansas Municipal Bond Fund                             A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS California Municipal Bond Fund                         A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Florida Municipal Bond Fund                              A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Georgia Municipal Bond Fund                              A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Maryland Municipal Bond Fund                             A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Massachusetts Municipal Bond Fund                        A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund                          A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund                                  A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS New York Municipal Bond Fund                           A, B, C                January 1, 1997; October 11,
                                                                                  2000 (C shares)
----------------------------------------------------------------------------------------------------------------
MFS North Carolina Municipal Bond Fund                     A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Pennsylvania Municipal Bond Fund                         A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS South Carolina Municipal Bond Fund                       A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Tennessee Municipal Bond Fund                            A, B                 January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS Virginia Municipal Bond Fund                           A, B, C                January 1, 1997
----------------------------------------------------------------------------------------------------------------
MFS West Virginia Municipal Bond Fund                        A, B                 January 1, 1997
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** Reference to Class J shares of the MFS Strategic Growth Fund will be eliminated upon termination of the
   Class J shares of the MFS Strategic Growth Fund.